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                        SUPPLEMENT DATED OCTOBER 7, 1996
                                       TO
                         PROSPECTUS DATED AUGUST 1, 1996
                                       FOR
       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                         ISSUED UNDER THE GROUP POLICIES

The Prospectus describes the provisions of the Policies and Certificates that generally are applicable to all purchasers. Certain provisions, however, may vary depending upon the Group in connection with which a Policy or Certificate is issued. Accordingly, this Supplement provides Owners with additional, specific information about the Group Policy and Certificates issued to Owners in the Group. Words used in this Supplement have the same meanings given to them in the Prospectus, unless the context indicates otherwise.

THE INFORMATION SET FORTH BELOW MERELY SUPPLEMENTS THE INFORMATION INCLUDED IN THE PROSPECTUS. IT IS NOT A SUMMARY OF THE PROSPECTUS AND IS NOT NECESSARILY MORE IMPORTANT THAN THE INFORMATION THAT IS INCLUDED IN THE PROSPECTUS.

PORTABILITY: A Certificate becomes portable when one of the following events occurs: (1) termination of employment other than through retirement or (2) sale of the division for which the employee works such that the employee no longer works for the employer who is the participating entity of the Policy. (See "Definitions--Portable" in the Prospectus, "Payment and Allocation of Premiums-- Termination of Participating Entity Participation in the Group Policy" in the Prospectus and "Payment and Allocation of Premiums--Effect of Termination of Group Policy Participation on Owners" in the Prospectus.)

SPECIFIED FACE AMOUNT: The minimum specified face amount for which a Certificate may be issued is $10,000. Requests for increases in specified face amount may be made 1 time a year during the annual enrollment period. The minimum amount of requested specified face amount increases is $10,000. (See "Certificate Benefits--Death Benefit," in the Prospectus.)

SYSTEMATIC INVESTMENT STRATEGIES: The three systematic investment strategies described under "Payment and Allocation of Premiums--Systematic Investment Strategies" are available under Certificates issued to Owners.

TERMINATION BY METLIFE OF PARTICIPATING ENTITY PARTICIPATION IN THE GROUP
POLICY: MetLife may terminate the participating entity's participation in the Group Policy if during any twelve month period, the aggregate specified face amount for all Owners under the Group Policy decreases by 15% or the number of Certificates decreases by 20%. (See "Payment and Allocation of Premiums-- Termination of Participating Entity Participation in the Group Policy" in the Prospectus.)

EFFECT OF CERTAIN TERMINATIONS OF GROUP POLICY PARTICIPATION ON CERTAIN OWNERS:
If the participating entity does not replace the Group Policy with another life insurance product, Owners who have not yet exercised the paid up Certificate provision and whose Certificates are not already in the portable class, may elect to become Owners of portable Certificates or paid up Certificates or to receive their Certificates' cash surrender values. (As to cases where the participating entity replaces the Group Policy with another life insurance product, or as to employees who have exercised the paid up Certificate option or whose Certificates are already in a portable class, see "Payment and Allocation of Premiums--Effect of Termination of Group Policy Participation on Owners" in the Prospectus.)

PREMIUM EXPENSE CHARGES: A charge of 1.60% of premiums paid will be deducted from all premium payments which includes a charge for state premium taxes equal to 1.25% of premium and a charge deducted for the purpose of recovering a portion of the federal income tax treatment of deferred acquisition costs of MetLife equal to .35% (See "Charges and Deductions--Tax Charges" in the Prospectus.)

COST OF INSURANCE RATE: The guaranteed cost of insurance rate for the Group is 100% of the maximum rates that could be charged based on the 1980 CSO Table. (See "Charges and Deductions--Cost of Insurance Charge" in the Prospectus.)

ADMINISTRATION CHARGES: The current administration charge is $2.00 per Certificate per month. (See "Charges and Deductions--Administration Charge" in the Prospectus.)

CHARGE FOR MORTALITY AND EXPENSE RISKS: The current charge for mortality and expense risks assumed by MetLife is equal to .45% of the average daily value of the assets in the Separate Account attributable to the Certificates. (See "Charges and Deductions--Charge for Mortality and Expense Risks" in the Prospectus.)

LOAN PRIVILEGES: The interest charged on a Certificate loan is currently 8% per year and the interest currently being credited on amounts in the Loan Account is 6% per year. (See "Certificate Rights--Loan Privileges" in the Prospectus.)

TRANSACTION CHARGES: There are currently no transaction charges for loans, partial withdrawals and surrenders.

This Supplement should be read in conjunction with the accompanying Prospectus for the Policies and Certificates.